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                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Curtiss-Wright Corporation (the "Company") on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Martin
R. Benante, as Chairman and Chief Executive Officer of the Company, and Glenn E. Tynan, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Martin R. Benante
----------------------------
Martin R. Benante
Chairman and
Chief Executive Officer
November 14, 2003


/s/ Glenn E. Tynan
----------------------------
Glenn E. Tynan
Chief Financial Officer
November 14, 2003